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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                 DATE OF REPORT:
                                 August 19, 2003
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


         0-21878                                         04-3081657
(Commission File Number)                    (I.R.S. Employer Identification No.)


              1888 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA 90067
                    (Address of principal executive offices)
                                   (Zip code)


                                 (310) 552-6800
              (Registrant's telephone number, including area code)
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ITEM 5.    OTHER EVENTS

         On August 19, 2003, Simon Worldwide, Inc. (the "Registrant") announced that it had reached a settlement of the litigation between the Registrant and McDonald's Corporation. A press release issued by the Registrant in connection with such announcement is attached hereto as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1:  PRESS RELEASE


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August  19, 2003                 SIMON WORLDWIDE, INC.


                                        /s/ Terrence J. Wallock
                                        ---------------------------
                                        Terrence J. Wallock
                                        Assistant Secretary
                                        (duly authorized signatory)


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